Exhibit 10.1

THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

        This Third Amendment to Revolving Credit Agreement, dated as of April 27, 2006 (this “Amendment”), is executed and delivered by D 56, INC., a Minnesota corporation (“D 56”), DEPARTMENT 56 RETAIL, INC., a Minnesota corporation (“D 56 Retail”), TIME TO CELEBRATE, INC., a Minnesota corporation (“TTC”), LENOX, INCORPORATED, a New Jersey corporation (“Lenox” and, together with D 56, D 56 Retail and TTC, “Borrowers” and each individually, a “Borrower”), the Revolving Lenders party hereto and UBS AG, Stamford Branch, as administrative agent (in such capacity, the “Administrative Agent”).

RECITALS

        WHEREAS, Borrowers, the financial institutions party thereto as lenders (the “Revolving Lenders”) and the Administrative Agent are parties to that certain Credit Agreement, dated as of September 1, 2005, as amended by that certain First Amendment thereto, dated as of December 29, 2005, and by that certain Second Amendment to Revolving Credit Agreement, dated as of January 23, 2006 (as such agreement may be further amended, modified or supplemented from time to time, the “Credit Agreement”);

        WHEREAS, Borrowers have informed Administrative Agent and Revolving Lenders that Borrowers desire to sell: (i) that certain manufacturing facility located in Pomona, New Jersey (the “Pomona Facility Sale”); and (ii) that certain distribution facility located in Langhorne, Pennsylvania (the “Langhorne Facility Sale”, and together with the Pomona Facility Sale, the “Facilities Sales”);

        WHEREAS, Administrative Agent and Revolving Lenders are each willing to consent to the Facilities Sales as and to the extent set forth in this Amendment and subject to the terms and conditions set forth herein;

        WHEREAS, Borrowers, Administrative Agent and Revolving Lenders are each desirous of entering into an amendment to the Credit Agreement as and to the extent set forth in this Amendment and subject to the terms and conditions set forth herein; and

        WHEREAS, this document shall constitute a Loan Document and these Recitals shall be construed as part of this Amendment;

        NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.     Definitions. Except to the extent otherwise specified herein, capitalized terms used in this Amendment shall have the same meanings ascribed to them in the Credit Agreement.

2.     Limited Consent. Notwithstanding any provision of the Credit Agreement to the contrary, Administrative Agent and Revolving Lenders hereby consent to permit the Borrowers to undertake the Facilities Sales, provided that 100% of the Net Cash Proceeds of the Facilities Sales shall be used to repay a portion of the Term Loan Indebtedness.

3.     Amendments.

        3.1.    Section 6.08(a) of the Credit Agreement is amended by deleting the second, third, fourth and fifth rows of the Maximum Leverage Ratio table and replacing them with the following:

Test Period	Leverage Ratio
Four fiscal quarters ending March 31, 2006	4.25 to 1.0
Four fiscal quarters ending June 30, 2006	5.50 to 1.0
Four fiscal quarters ending September 30, 2006	5.75 to 1.0
Four fiscal quarters ending December 31, 2006	2.35 to 1.0

        3.2.    Section 6.08(b) of the Credit Agreement is amended by deleting the third, fourth and fifth rows of the Minimum Interest Coverage Ratio table and replacing them with the following:

Test Period	Interest Coverage Ratio
Four fiscal quarters ending June 30, 2006	2.60 to 1.0
Four fiscal quarters ending September 30, 2006	2.40 to 1.0
Four fiscal quarters ending December 31, 2006	2.70 to 1.0

4.     Conditions Precedent to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent in a manner acceptable to Administrative Agent:

        4.1.    Administrative Agent’s receipt of counterparts of this Amendment, duly executed by Borrowers, each of the other Loan Parties, the Administrative Agent and Required Lenders.

        4.2.    Borrowers shall have paid to the Administrative Agent a nonrefundable amendment fee for the ratable account of those Lenders who consent to this Amendment, evidenced by their timely delivery to the Administrative Agent of an executed counterpart signature page hereto, in an amount equal to 0.15% (i.e., 15 basis points) of the aggregate Revolving Commitments of such consenting Lenders.

        4.3.    No Default or Event of Default shall have occurred and be continuing or would result from the effectiveness of this Amendment.

5.     Reference to and Effect Upon the Credit Agreement and other Loan Documents.

        5.1.    The Credit Agreement and each other Loan Document shall remain in full force and effect and each is hereby ratified and confirmed by Borrowers and each other Loan Party. Without limiting the foregoing, the Liens granted pursuant to the Security Documents shall continue in full force and effect and the guaranties of each of the Guarantors shall continue in full force and effect.

        5.2.    The effect of this Amendment shall be limited precisely as written and, except as set forth herein, shall not be deemed to be a consent to any waiver of any term or condition or to any amendment or modification of any term or condition of the Credit Agreement or any other Loan Document.

        5.3.    Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.

6.     Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be as effective as delivery of a manually executed counterpart signature page to this Amendment.

7.     Costs and Expenses. As provided in Section 11.03 of the Credit Agreement, Borrowers shall pay the fees, costs and expenses incurred by Administrative Agent in connection with the preparation, execution and delivery of this Amendment (including, without limitation, reasonable attorneys’ fees).

8.     Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York, without regard to conflicts of law principles that would require the application of the laws of another jurisdiction.

9.     Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

[Signature Pages Follow]

        IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement as of the date first written above.

BORROWERS:

D 56, INC.
DEPARTMENT 56 RETAIL, INC.
TIME TO CELEBRATE, INC.
LENOX, INCORPORATED

By: /s/ Timothy J. Schugel
Name: Timothy J. Schugel
Title: Chief Operating & Financial Officer

GUARANTORS:

LENOX GROUP INC. (formerly Department 56, Inc.)
DEPARTMENT 56 SALES, INC.
CAN 56, INC.
FL 56 INTERMEDIATE CORP.
DID, INCORPORATED

By: /s/ Timothy J. Schugel
Name: Timothy J. Schugel
Title: Chief Operating & Financial Officer

LENOX/D 56 THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

UBS AG, STAMFORD BRANCH,
as Administrative Agent

By: /s/ Joselin Fernandes
Name: Joselin Fernandes
Title: Associate Director, Banking Products
Services, U.S.

By: /s/ Christopher M. Aitkin
Name: Christopher M. Aitkin
Title: Associate Director, Banking Products
Services, U.S.

UBS LOAN FINANCE LLC,
as a Revolving Lender

By: /s/ Joselin Fernandes
Name: Joselin Fernandes
Title: Associate Director, Banking Products
Services, U.S.

By: /s/ Christopher M. Aitkin
Name: Christopher M. Aitkin
Title: Associate Director, Banking Products
Services, U.S.

LENOX/D 56 THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT